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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MARCH 5, 2003



                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



                   0-24429                             13-3728359
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           (Commission File Number)                 (I.R.S. Employer
                                                   Identification No.)

          500 GLENPOINTE CENTRE WEST
             TEANECK, NEW JERSEY                         07666
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (201) 801-0233
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On March 5, 2003 the Board of Directors of Cognizant Technology Solutions Corporation (the "Company") approved a stockholder rights plan as set forth in the Rights Agreement, dated as of March 5, 2003, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"). Under the Rights Agreement, each holder of record of class A common stock, par value $.01 per share, as of the close of business on March 17, 2003, will receive a dividend of one right for each share of class A common stock, par value $.01 per share, held by such stockholder. Each right entitles the holder to purchase from the Company one one-thousandth of a share of a new series of participating preferred stock at an initial purchase price of $450.00 upon the occurrence of certain events specified in the Rights Agreement. A press release relating to these matters was issued by the Company on March 5, 2003.

     A copy of the Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and a copy of the press release relating to the adoption of the Rights Plan is filed as Exhibit 99.1 to this Form 8-K. The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to such exhibits.

ITEM 7. EXHIBITS

         4.1 Rights Agreement, dated as of March 5, 2003 between the Company and American Stock Transfer & Trust Company, as Rights Agent, which includes the Certificate of Designations for the Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

         99.1     Press Release dated March 5, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION



DATED: March 6, 2003                By: /s/ Wijeyaraj Mahadeva
                                        ------------------------------------
                                        Name:  Wijeyaraj Mahadeva
                                        Title: Chairman of the Board and
                                              Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit No.                Description
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   4.1                     Rights Agreement, dated as of March 5, 2003, between
                           the Company and American Stock Transfer & Trust
                           Company, as Rights Agent, which includes the Certificate of Designations for the Series A Junior
                           Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

   99.1                    Press Release dated March 5, 2003.